Exhibit 4.1

SLM CORPORATION

OFFICERS’ CERTIFICATE

This certificate is furnished to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee (the “Trustee”), pursuant to Sections 2.02(a) and (c) of the Indenture, dated as of October 1, 2000, as amended or supplemented, between SLM Corporation, a Delaware corporation (the “Company”), and the Trustee (the “Indenture”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement (File No. 333-130584), including a prospectus dated December 21, 2005, and will file with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) a prospectus dated May 5, 2006 and a prospectus supplement dated May 5, 2006 with respect to the continued offering of the Company’s Medium Term Notes, Series A (the “Medium Term Notes”); and the prospectus relating to the Medium Term Notes included in the Registration Statement, and the prospectus and the prospectus supplement relating to the Medium Term Notes filed with the Commission pursuant to Rule 424(b) under the Securities Act, in each case as superseded or modified, and in each case including all material incorporated by reference therein, collectively the “Prospectus”). The Company proposes to file with the Commission from time to time if necessary, free writing prospectuses (as defined in Rule 405 under the Securities Act) pursuant to Rule 433 under the Securities Act and pricing supplements to the Prospectus pursuant to Rule 424(b) under the Securities Act, which will describe certain pricing terms of the Medium Term Notes (each, a “Pricing Supplement”). The terms of each issuance of Medium Term Notes will be set forth in an officers’ certificate under Sections 2.02(a) and (c) of the Indenture with the applicable Pricing Supplement appended (each, an “Officers’ Certificate”).

By resolution dated May 20, 2001, the Board of Directors of the Company authorized the Company to develop a medium term note program or programs and to issue and sell medium term notes and authorized certain officers or any one of their designees to take or cause to be taken actions under such resolution. Such resolution is attached as Exhibit A to this certificate.

The undersigned, C. E. Andrews, Executive Vice President and Chief Financial Officer of the Company, and Mary F. Eure, Vice President and Corporate Secretary of the Company, hereby make this certificate in order to set forth the terms of the Medium Term Notes issued from time to time under the Indenture.

A.   Terms and Conditions of the Medium Term Notes

(1)   Title of Medium Term Notes.   The title of the Medium Term Notes is “Medium Term Notes, Series A.”

(2)   Aggregate Principal Amount of Medium Term Notes.   There will be an indeterminate aggregate initial offering price or number of Medium Term Notes.

(3)   Maturity Dates.   The Medium Term Notes will be issued on different dates and will have minimum maturities of nine (9) months from their respective dates of issue, in each case as stated in the Officers’ Certificate.

(4)   Interest.   Each Medium Term Note may be a fixed rate note (“Fixed Rate Note”) or floating rate note (“Floating Rate Note”). The Medium Term Notes will bear interest as specified in the Prospectus and Officers’ Certificate. The Prospectus and Officers’ Certificate will state the date or dates from which interest accrues on the Medium Term Notes, the interest payment dates for interest to be paid on the Medium Term Notes and the regular record dates for such interest payment dates. Under no circumstances will additional amounts on the Medium Term Notes be payable in respect of specified taxes, assessments or other governmental charges withheld or deducted.

(5)   Record Date.   The record dates for payment of interest will be set forth in the Officers’ Certificate.

(6)   Paying Agent and Calculation Agent.   The Trustee will be the paying agent for the Medium Term Notes, unless the Officers’ Certificate states otherwise. The Company will be the Calculation Agent for the Medium Term Notes, unless the Officers’ Certificate states otherwise

(7)   Registered Securities.   The Medium Term Notes will be issued in registered form, without interest coupons, unless the Officers’ Certificate states otherwise.

(8)   Form of Medium Term Notes.   The Medium Term Notes will be issued in book-entry form and represented by one or more master notes or global notes, unless the Officers’ Certificate states otherwise.

(9)   Depositary.   The depositary for the Medium Term Notes issued in book-entry form will be the Depository Trust Company, unless the Officers’ Certificate states otherwise.

(10)   Denomination.   The Medium Term Notes will be issued in denominations of $1,000 and any integral multiple of $1,000, unless the Officers’ Certificate states otherwise.

(11)   Currency.   Payments of principal and interest on the Medium Term Notes will be made in U.S. Dollars, unless the Officers’ Certificate states otherwise.

(12)   Redemption.   No Medium Term Note, or portion of Medium Term Note, will be redeemable at the option of the Company or repayable at the option of the holder, unless the Officers’ Certificate states otherwise.

(13)   Sinking Fund.   The Medium Term Notes will not have the benefit of a sinking fund, unless the Officers’ Certificate states otherwise.

(14)   Conversion.   The Medium Term Notes will not be convertible or exchangeable into any other class or series of securities, unless the Officers’ Certificate states otherwise.

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(15)   Defeasance.   The Medium Term Notes will not be subject to the defeasance provision of the Indenture, unless the Officers’ Certificate states otherwise.

(16)   Priority.   The Medium Term Notes are senior unsecured obligations of the Company and rank equally in right of payment with any other senior unsecured and unsubordinated indebtedness the Company may issue from time to time. The Medium Term Notes will rank senior to any subordinated indebtedness the Company may issue from time to time.

(17)   Forms of Medium Term Notes.   The form of master note, as well as other forms of notes, which may from time to time be issued, are attached as Exhibit B to this Officers’ Certificate.

(18)   Other Terms.   The Medium Term Notes may have such other terms specified in the Officers’ Certificate which are not inconsistent with the provisions of the Indenture.

B.   Trustee Payments

(1)   Establishment of Account; Investments.   The Company directs and authorizes the Trustee to establish one or more debt service accounts in respect of the Medium Term Notes. All or a portion of the amounts paid to the Trustee by the Company are to be deposited in such accounts and are to be invested and reinvested by the Trustee pursuant to written directions from the Company, which direction may be in the form of a standing direction. Such investments may be in one or more Eligible Instruments (as defined in the Indenture) or Eligible Investments (defined below). Notwithstanding the foregoing, no investment of any such amount may mature later than the New York City and London Business Day (as defined in the Prospectus) preceding the applicable payment date (or, in the case of an investment in an obligation of the Trustee, no later than the applicable payment date) and no such investment may be sold prior to its maturity date. On each payment date, the trustee is required to withdraw any net reinvestment income and return such amount to the Company. The Trustee has no obligation to invest and reinvest any cash held in such accounts established by the Trustee in the absence of a timely and specific written investment direction from the Company. In no event is the Trustee liable for the selection of investments or for investment losses incurred thereon. The Trustee has no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Company to provide timely written investment direction.

“Eligible Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form, with respect to which the Trustee has taken delivery, which evidence: (i) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America, (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by Federal or State banking or depository institution authorities, provided that at the time of investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) thereof shall be rated “A-1+” by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies (“S&P”) and “P-1” by Moody’s Investors Service, Inc. (“Moody’s”); (iii) commercial paper that,

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at the time of the investment or contractual commitment to invest therein, is rated “A-1” by S&P and “P-1” by Moody’s; (iv) bankers’ acceptances issued by any depository institution or trust company referred to in (ii) above; (v) repurchase obligations with respect to any security pursuant to a written agreement that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation and whose commercial paper or other short-term unsecured debt obligations are rated “A-1+” by S&P and “P-1” by Moody’s; and (vi) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment from each of S&P and Moody’s in the highest investment category granted thereby. Any Eligible Investments may be purchased by or through the Trustee or any of its affiliates and shall include such securities issued by the Trustee or its affiliates.

C.   Additional Certification.   Each of the undersigned (i) has read Section 2.02 and other relevant provisions of the Indenture, (ii) has examined documents and made inquiries of officers of the Company in order to ascertain compliance with Section 2.02 of the Indenture, (iii) is of the opinion that the signing officer has made such examination and investigation as the signing officer deems necessary to enable such officer to express an informed opinion as to whether the conditions of Section 2.02 of the Indenture have been complied with, and (iv) is of the opinion that the requirements of Section 2.02 of the Indenture have been complied with.

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IN WITNESS WHEREOF, we have executed this certificate as of May 5, 2006.

/s/ C. E. Andrews	/s/ Mary F. Eure
C. E. Andrews	Mary F. Eure
Executive Vice President and	Vice President and Corporate Secretary
Chief Financial Officer	SLM Corporation
SLM Corporalion

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USA Education, Inc.
Meeting of the Board of Directors	Exhibit A
May 10, 2001

5/01-2/1-2

RESOLUTIONS

(Pertaining to the Creation and Authorization of a Medium Term Note
Program or Programs)

WHEREAS, the Board of Directors has determined that it is in the best interest of the Corporation to develop alternative financing sources for origination and purchases of education-related and other loans by its subsidiaries (other than the Student Loan Marketing Association), repurchases of stock and other permitted general corporate purposes;

NOW, THEREFORE, BE IT RESOLVED, that the Corporation is hereby directed to explore and develop a medium term note program or programs;

FURTHER RESOLVED, that the Corporation and its subsidiaries (other than the Student Loan Marketing Association) shall be authorized in connection with such medium term note program or programs: (1) to issue and sell medium term notes, including but not limited any debt (which may or may not be designated as a medium term note) issued under a registration statement or debt exempt from registration requirements, (2) to establish and borrow under credit, letter of credit or other liquidity facilities or other credit enhancement, (3) to use the proceeds of such medium term note issuances to repurchase the Corporation’s common shares, originate and purchase education-related and other loans, notes or other assets through subsidiaries (other than the Student Loan Marketing Association), to make loans or advances to the Corporation’s subsidiaries, or for other permitted general corporate purposes, (4) to sell, transfer, pledge or otherwise encumber any and all of such student loans, notes or other assets, (5) to execute and deliver all instruments and agreements that may be necessary, appropriate or desirable (including, without limitation, global securities definitive form certificates representing the medium term notes, other forms of notes or evidences of debt, distribution agreements, terms agreements, indentures, credit enhancement or liquidity facility agreements and any other agreements with administrative or distribution agents, ratings agencies, placement agents, underwriters, trustees or other agents), (6) to file one or more registration statements on Form S-3 and any pre- or post- effective amendment thereto with the Securities and Exchange Commission with regard to the securities described herein, and (7) to take all other actions and to do all other things necessary, appropriate or desirable in connection with and to accomplish the foregoing;

FURTHER RESOLVED, that in furtherance of the development and establishment of such a program or programs, the Chief Executive Officer, any Executive Vice President, the Chief Financial Officer or any one of their respective designees (collectively, the “Authorized Officers”) are authorized to take or cause to be taken any and all such actions as such officer or officers may deem necessary or desirable to carry out the purpose and intent of the forgoing resolutions, and any and all actions heretofore taken by any one or more of such Authorized Officers in connection with the transactions contemplated herein are hereby ratified, approved and confirmed.

Exhibit B

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS MASTER NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

USA EDUCATION, INC.
MEDIUM TERM NOTE, SERIES A

MASTER NOTE

October 31, 2001
(Date of Issuance)

USA EDUCATION, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by The Chase Manhattan Bank, in its capacity as paying agent (the “Paying Agent”)), the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable, on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or in immediately available funds or the equivalent to a party authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the Paying Agent without the necessity and surrender of this Master Note (the “Master Note”).

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF AND) TO THE TERMS OF THE PROSPECTUS SUPPLEMENT AND PRICING SUPPLEMENT(S), WHICH ARE INCORPORATED HEREIN BY REFERENCE.

This Master Note shall be governed by and construed in accordance with the laws of the State of New York. This Master Note is a valid and binding obligation of the Issuer.

Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: October 31, 2001

USA EDUCATION, INC.

By:	/s/ John F. Remondi
Name:	John F. Remondi
Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Mary F. Eure
Name:	Mary F. Eure
Title:	Corporate Secretary

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CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as
Trustee

By:	/s/ Craig M. Kantor
Craig M. Kantor
Vice President

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[Reverse of Note]

USA EDUCATION, INC.

MEDIUM TERM NOTES, SERIES A

MASTER NOTE

This Master Note is one of a duly authorized issue of notes (the “Notes”) of the Company issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), as amended prior to the date hereof (collectively, the “Indenture”), between the Company and The Chase Manhattan Bank, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes (the “Holders”), and the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Master Note have the meanings ascribed to them in the indenture.

The Trustee shall calculate the interest payable hereon in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent (if other than the Trustee) immediately after each determination. All determinations made by the Trustee shall be, in the absence of manifest error, conclusive for all purposes and binding on the Company and Holders.

If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

The indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Master Note shall be conclusive and binding upon such Holder and upon future Holders of this Master Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Master Note.

Holders may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Master Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Master Note at the time, place, and rate, and in the coin or currency, herein prescribed.

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EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTES, SERIES A

DUE                            , 20

(FIXED RATE)

Original Issue Date: , 20	Interest Rate: %

Maturity Date: , 20	Interest Payment Date(s): *

Redeemable On and After:	Interest Period(s): **

Redemption Price:	Interest Accrual Method: 30/360

Optional Repayment Date(s):	Calculation Agent:

Repayment Price:

Original Issue Discount:

*                                       ,                        ,                         and                         of each year, except that the first Interest Payment Date is                        , 20    , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before the current Interest Payment Date (or Maturity Date, in the case of the last Interest Period).

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [other date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or

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agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                            , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

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[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTES, SERIES A

DUE                      , 20

(FIXED RATE)

[REVERSE OF NOTE]

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note, Series A, due                          , 20    . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                           , 20      and ends on                          , 20      , the calendar day before the first Interest Payment Date. Unless otherwise specified in this Note, interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and the Holders of the Notes. Unless otherwise specified in this Note, the “calculation agent” will be the Company.

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified in this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

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In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default occurs and is continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of the Notes, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date, or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer of, exchange for or substitution of this Note, whether or not notation of such consent or waiver is made upon this Note. In determining whether the Holders of the requisite principal amount of Notes have given, made or taken any action under the Indenture, the principal amount of any Note that is Original Issue Discount which is deemed to be outstanding will be the amount of the principal of such Note which would be due and payable if the maturity date of such Note had been accelerated to such date.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference in this Note to the Indenture and no provision of this Note or the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, prescribed in this Note.

As provided in the Indenture and subject to certain limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written

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instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder of this Note or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 (unless otherwise specified in this Note) or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations set forth in the Indenture, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of this Note for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - Custodian
(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

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Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

9

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                            , 20

(CD RATE FLOATING RATE)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20	Interest Determination Date(s):

Interest Rate Basis: CD Rate	Interest Payment Date(s): *

Index Maturity: Months	Interest Period: **

Spread: %	Interest Rate: ***

Redeemable On and After:	Initial Interest Rate: %

Redemption Price:	Maximum Interest Rate: Maximum permitted by law

Optional Repayment Date(s):	Accrual Method:

Repayment Price:	Calculation Agent:

Original Issue Discount:

*                                    ,                      ,                      and                      of each year, except that the first Interest Payment Date is                      , 20     , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Accrual Period) through the calendar day before current Interest Payment Date (or Maturity Date, in the case of the last Interest Accrual Period).

***         Subject to applicable law and except as specified herein, the rate of interest on this Note for each Interest Period after the first shall be the CD Rate having an index maturity of                -months  [plus][minus] the Spread.

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [other date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or

3

agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                          , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE -  SERIES A

DUE                     , 20

(CD RATE FLOATING RATE)

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note — Series A due                            , 20     . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                           , 20     and ends on                              , 20    , the calendar day before the first Interest Payment Date. The interest rate in effect during each Interest Period after the first will be the interest rate determined on the                  Interest Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the Initial Interest Rate specified on the face hereof. All percentages resulting from any calculations will be carried to five decimal places (that is, to the one hundred thousandths place), with five one-millionths being rounded upwards, if necessary. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Accrual Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and the Holders of the Notes. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

6

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of this Note, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date, or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is

7

absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

9

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

10

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	$

No.	CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                            , 20

(CMT RATE FLOATING RATE)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20 P	Interest Determination Date(s):

Interest Rate Basis: CMT Rate	Interest Payment Date(s): *

Designated CMT Telerate Page:	Interest Period(s):**

Index Maturity: [Years]	Interest Rate:***

Spread/Multiplier:	Initial Interest Rate:

Original Issue Discount:	Minimum Interest Rate:

Redeemable On and After:	Maximum Interest Rate:

Redemption Price:	Day Count Convention/Accrual Method:

Optional Repayment Date(s):	Calculation Agent:

Repayment Price:

*              ,                      ,                      and                       and                       of each year, except that the first Interest Payment Date is                       , 20        , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before current Interest Payment Date (or Maturity Date, in the case of the last Interest Period).

***         Subject to applicable law and except as specified herein, the rate of interest on this Note for each Interest Period after the first shall be the CMT rate displayed on the Designated CMT Telerate Page [plus][minus] the Spread.

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [the date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or

3

agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                              , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE -  SERIES A

DUE                       , 20

(CMT RATE FLOATING RATE)

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note — Series A due                               , 20     . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                               , 20      and ends on                               , 20     , the calendar day before the first Interest Payment Date. The interest rate in effect during each Interest Period after the first will be the interest rate determined on the                       Interest Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the Initial Interest Rate specified on the face hereof. All values used in the interest rate formula for the Notes will be rounded to the nearest fifth decimal place. All percentages resulting from any calculation of the interest rate will be rounded to the nearest third decimal place. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and the Holders of the Notes. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

6

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified in this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of this Note, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date, or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is

7

absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

9

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

10

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                    , 20

(FLOATING RATE — COMMERCIAL PAPER RATE)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20	Interest Determination Date(s):

Interest Rate Basis: Commercial Paper - Financial	Interest Payment Date(s): *

Index Maturity:	Interest Period(s): **

Spread: [plus] [minus] %	Interest Rate: ***

Redeemable On and After:	Initial Interest Rate: %

Redemption Price:	Maximum Interest Rate: Maximum permitted by law

Optional Repayment Date(s):	Accrual Method:

Repayment Price:	Calculation Agent:

Original Issue Discount:

*                                            ,                               ,                                and                                of each year, except that the first Interest Payment Date is                               , 20    , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before the current Interest Payment Date (or Maturity Date, in the case of the last Interest Period).

***         Subject to applicable law and except as specified in this Note, the rate of interest on this Note for each Interest Period after the first will be the Commercial Paper Rate for the Index Maturity [plus][minus] the Spread.

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [as specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

3

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                              , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                   , 20

(FLOATING RATE — COMMERCIAL PAPER RATE)

[REVERSE OF NOTE]

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note, Series A due                  , 20     . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                          , 20     and ends on                          , 20    , the calendar day before the first Interest Payment Date. Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable will be adjusted. The interest rate in effect during each such Interest Period after the first will be the interest rate determined on the Interest Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the Initial Interest Rate specified on the face of this Note. Unless otherwise set forth in this Note, interest will be computed on the basis of a 365 or 366-day year, as the case may be, and the actual number of days elapsed in the applicable Interest Period. All percentages resulting from any calculations will be carried to five decimal places (that is, to the one hundred -thousandths place), with five one-millionths being rounded upwards, if necessary. In addition, the interest rate on this Note will in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error,

6

conclusive for all purposes and binding on the Company and the Holders of the Notes. At the request of the Holder, the calculation agent on behalf of the Trustee will provide to the Holder the interest rate on this Note then in effect and, if determined, the interest rate which will become effective as of the next Interest Period. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

The Commercial Paper Rate for any relevant Interest Determination Date equals the Bond Equivalent Yield (calculated as described below) of the rate on such date for commercial paper having the index maturity specified on the face of this Note, as published in H.15(519) prior to 3:00 p.m., New York City time, on such date under the heading “Commercial Paper — Financial.”

If the Commercial Paper Rate described above is not published in H.15(519) prior to 3:00 p.m., New York City time, on that Interest Determination Date, then the commercial paper rate will be the Bond Equivalent Yield of the rate on the relevant Interest Determination Date for commercial paper having the Index Maturity specified on the face of this Note, as published in H.15 Daily Update or any other recognized electronic source used for displaying that rate under the heading “Commercial Paper — Financial.”  H.15 Daily Update is the daily update for H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publications. The bond equivalent yield will be calculated as follows:

Bond Equivalent Yield =	N ☐ D	5 100
360 - (D 5 90)

where “D” refers to the per annum rate determined as set forth above, quoted on a bank discount basis and expressed as a decimal and “N” refers to 365 or 366, as the case may be.

If the Commercial Paper Rate described in the prior paragraph cannot be determined, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on that Interest Determination Date.

[If this Note is subject to a lock-in period, such lock-in period will be set forth in this Note.]

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee at least ten (10) days prior to the proposed Redemption Date and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

7

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default occurs and is continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of the Notes, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer of, exchange for or substitution of this Note, whether or not notation of such consent or waiver is made upon this Note. In determining whether the Holders of the requisite principal amount of Notes have given, made or taken any action under the Indenture, the principal amount of any Note that is Original Issue Discount which is deemed to be outstanding will be the amount of the principal of such Note which would be due and payable if the maturity date of such Note had been accelerated to such date.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference in this Note to the Indenture and no provision of this Note or the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, prescribed in this Note.

As provided in the Indenture and subject to certain limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the

8

Holder of this Note or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations set forth in the Indenture, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of this Note for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary.

9

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

10

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

                                                                                                                                                                                              Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

11

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                   , 20

(FEDERAL FUNDS FLOATING RATE)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , , 20	Interest Determination Date(s):

Spread: [plus][minus] %	Interest Payment Date(s): *

Interest Rate Basis: Federal Funds Rate	Interest Period: **

Designated Telerate Telerate Page 120 Page:	Interest Rate: ***

Index Maturity:	Initial Interest Rate: %

Redeemable On and After:	Maximum Interest Rate: Maximum permitted by law

Redemption Price:	Accrual Method:

Optional Repayment Date(s):	Calculation Agent:

Repayment Price:

Original Issue Discount:

*              ,                     ,                     and                     of each year, except that the first Interest Payment Date is                     , 20      , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before current Interest Payment Date (or Maturity Date, in the case of the last Interest Period).

***         Subject to applicable law and except as specified herein, the rate of interest on this Note for each Interest Period [after the first] shall be the Federal Funds Rate displayed on the applicable Calculation Date [plus][minus] the Spread.

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [otherwise specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or

3

agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                              , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE -  SERIES A

DUE                     , 20

(FEDERAL FUNDS FLOATING RATE)

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note — Series A due                                , 20    . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                                , 20     and ends on                             , 20    , the calendar day before the first Interest Payment Date. The interest rate in effect during each Interest Period after the first will be the interest rate determined on the                    Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the Initial Interest Rate specified on the face hereof. All percentages resulting from any calculations will be carried to five decimal places (that is, to the one hundred thousandths place), with five one-millionths being rounded upwards, if necessary. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Determination Date, and thereafter on each succeeding Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and the Holders of the Notes. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

6

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof

7

or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

9

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

                                                                                                                                                                                             Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

10

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                      , 20

(FLOATING RATE - LIBOR)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20	Interest Determination Date(s):

Spread: %	Interest Payment Date(s): *

Interest Rate Basis: LIBOR [Telerate] [Reuters]	Interest Period(s): **

Index Maturity: Months	Interest Rate: ***

Redeemable On and After:	Initial Interest Rate: %

Redemption Price:	Minimum Interest Rate:

Optional Repayment Date(s):	Maximum Interest Rate:

Repayment Price:	Accrual Method:

Original Issue Discount:	Calculation Agent:

*              ,                  ,                           and                           of each year, except that the first Interest Payment Date is                       , 20     , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before the current Interest Payment Date (or Maturity Date, in the case of the last Interest Period).

***         Subject to applicable law and except as specified in this Note, the rate of interest on this Note for each Interest Period after the first will be              -month LIBOR, [plus] [minus] the Spread. Interest for the first Interest Period will be [                     ].

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above, on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Initial Interest Rate shown above on the first Interest Payment Date shown above and thereafter at a rate determined in accordance with the provisions on the reverse of this Note, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay interest on each Interest Payment Date and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means (i) with respect to calculating LIBOR, any day on which banks in New York, New York and London, England are open for the transaction of international business, and (ii) for all other purposes, any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is the date which is one calendar day immediately preceding such Interest Payment Date or Maturity Date] [other date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate (calculated on each Interest Determination Date) on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

3

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                           , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

4

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JP MORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                     , 20

(FLOATING RATE - LIBOR)

[REVERSE OF NOTE]

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note, Series A due                       , 20    . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                       , 20     and ends on                       , 20    , the calendar day before the first Interest Payment Date. Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable will be adjusted. The interest rate in effect during each Interest Period after the first will be the interest rate determined on the Interest Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the initial Interest Rate specified on the face of this Note. Unless otherwise provided in this Note, interest will be computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period. All percentages resulting from any calculations will be carried to five decimal places (that is, to the thousandths place), with five one-millionths being rounded upwards, if necessary. In addition, the interest rate on this Note will in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made

6

by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and the Holders of the Notes. At the request of the Holder, the calculation agent on behalf of the Trustee will provide to the Holder the interest rate on this Note then in effect and, if determined, the interest rate which will become effective as of the next Interest Period. Unless otherwise set forth in this Note, the “calculation agent” for the Trustee will be the Company.

[         -month] LIBOR, for any Interest Period, is the London interbank offered rate for deposits in U.S. dollars having a maturity equal to the Index Maturity, commencing on the first day of the Interest Period, which appears on Moneyline Telerate Page 3750 as of 11:00 a.m. London time, on the related Interest Determination Date. If this rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on that Interest Determination Date, to prime banks in the London interbank market by the Reference Banks. The calculation agent will request the principal London office of each Reference Bank to provide a quotation of its rate. If the Reference Banks provide at least two quotations, the rate for that day will be the arithmetic mean of the quotations. If the Reference Banks provide fewer than two quotations, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the calculation agent, at approximately 11:00 a.m., New York time, on that Interest Determination Date, for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount of not less than U.S. $1,000,000. If the banks selected as described above are not providing quotations,                 -month LIBOR in effect for the applicable Interest Period will be                 -month LIBOR in effect for the previous Interest Period, in accordance with its terms.

Moneyline Telerate Page 3750 is the display page so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

“Interest Determination Date” means, for each Interest Period, the second Business Day before the beginning of that Interest Period.

“Reference Banks” means four major banks in the London interbank market selected by the calculation agent for the Trustee.

“Telerate Page 3750” means the display page so designated on the Bridge Telerate Capital Markets Report or any other page that may replace that page on that service for the purpose of displaying comparable rates or prices.

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but

7

excluding, the applicable Redemption Date, on notice given by the Company to the Trustee at least ten (10) days prior to the proposed Redemption Date and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default occurs and is continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of the Notes, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer of, exchange for or substitution of this Note, whether or not notation of such consent or waiver is made upon this Note. In determining whether the Holders of the requisite principal amount of Notes have given, made or taken any action under the Indenture, the principal amount of any Note that is Original Issue Discount which is deemed to be outstanding will be the amount of the principal of such Note which would be due and payable if the maturity date of such Note had been accelerated to such date.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference in this Note to the Indenture and no provision of this Note or the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, prescribed in this Note.

8

As provided in the Indenture and subject to certain limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder of this Note or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations set forth in the Indenture, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of this Note for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary.

9

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

10

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

                                                                                                                                                                                        Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

11

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                     , 20

(PRIME FLOATING RATE)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20	Interest Determination Date(s):

Interest Rate Basis: Prime Rate	Interest Payment Date(s): *

Index Maturity:	Interest Period: **

Spread: %	Interest Rate: ***

Redeemable On and After:	Initial Interest Rate: %

Redemption Price:	Maximum Interest Rate: Maximum permitted by law

Optional Repayment Date(s):	Accrual Method:

Repayment Price:	Calculation Agent:

Original Issue Discount:

*              ,                   ,                   and                   of each year, except that the first Interest Payment Date is                   , 20     , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before current Interest Payment Date (or Maturity Date, in the case of the last Interest Accrual Period).

***         Subject to applicable law and except as specified herein, the rate of interest on this Note for each Interest Period after the first shall be the Prime Rate in effect, [plus][minus] the Spread.

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [other date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or

3

agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                           , 20

SLM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE -  SERIES A

DUE                        , 20

(PRIME FLOATING RATE)

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note — Series A  due                                 , 20    . The Interest Accrual Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Accrual Period begins on                                 , 20     and ends on                                 , 20    , the calendar day before the first Interest Payment Date. The interest rate in effect during each Interest Accrual Period after the first will be the interest rate determined on the               Determination Date immediately preceding such Interest Accrual Period, provided that the interest rate in effect for the first Interest Accrual Period will be the Initial Interest Rate specified on the face hereof. Interest shall be computed on the basis of a 365 or 366 day year, as the case may be, and the actual number of days elapsed in the applicable Interest Accrual Period. All percentages resulting from any calculations will be carried to five decimal places (that is, to the one hundred thousandths place), with five one-millionths being rounded upwards, if necessary. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Determination Date, and thereafter on each succeeding Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Accrual Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error,

6

conclusive for all purposes and binding on the Company and the Holders of the Notes. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

If no redemption right specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note register of the Company, upon surrender

7

of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 (unless otherwise specified in this Note) or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

9

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

                                                                                                                                                                                            Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

10

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

REGISTERED

No.	$

CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                     , 20

(FLOATING RATE — TREASURY BILL RATE)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20	Interest Determination Date(s):

Interest Rate Basis: 91-Day Treasury Bill Rate	Interest Payment Date(s): *

Index Maturity:	Interest Period(s): **

Spread: %	Initial Interest Rate: %

Redeemable On and After:	Interest Rate ***

Redemption Price:	Minimum Interest Rate:

Optional Repayment Date(s):	Maximum Interest Rate: Maximum permitted by law

Repayment Price:	Accrual Method/Day Count Convention:

Original Issue Discount:

Calculation Agent:

*              ,                  ,                           and                          of each year, except that the first Interest Payment Date is                 , 20  , and the Maturity Date.

**           The period from and including the previous Interest Payment Date (or Original Issue Date, in the case of the first Interest Period) through the calendar day before the current Interest Payment Date (or Maturity Date, in the case of the last Interest Period).

***         Subject to applicable law and except as specified in this Note, the rate of interest on this Note for each Interest Period after the first will be the 91-Day Treasury Bill Rate on the applicable Interest Determination Date [plus] [minus] the Spread.

2

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [other date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

3

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                       , 20

SLM CORPORATION

By:
Name:
Title:

By:
z		Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signature

5

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                     , 20

(FLOATING RATE — TREASURY BILL RATE)

[REVERSE OF NOTE]

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note, Series A due                      , 20    . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Accrual Period begins on                          , 20   and ends on                         , 20  , the calendar day before the first Interest Payment Date. Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable will be adjusted. The interest rate in effect during each Interest Period after the first will be the interest rate determined or the Interest Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the initial Interest Rate specified under force of this  Note. Unless otherwise set forth in this Note, interest will be computed on the basis of a 365 or 366-day year, as the case may be, and the actual number of days elapsed in the applicable Interest Period. All values used in the interest rate formula for the notes will be rounded to the nearest fifth decimal place. All percentages resulting from any calculations of the interest rate will be rounded to the nearest third decimal place. In addition, the interest rate on this Note will in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Period to which it relates.]

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made

6

by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and Holders of the Notes. At the request of the Holder, the calculation agent on behalf of the Trustee will provide to the Holder the interest rate on this Note then in effect and, if determined, the interest rate which will become effective as of the next Interest Accrual Period. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

The 91-Day Treasury Bill Rate for any relevant Interest Determination Date is the rate equal to the weighted average per annum discount rate (expressed as a bond equivalent yield and applied on a daily basis) for direct obligations of the United States with a maturity of thirteen weeks, i.e., 91-day Treasury bills, sold at the applicable 91-day Treasury bill auction, as published in H.15(519) or otherwise or as reported by the U.S. Department of the Treasury.

In the event that the results of auctions of 91-day Treasury bills cease to be published or reported as provided above, or that no 91-day Treasury bill auction is held in a particular week, then the 91-day Treasury bill rate in effect as a result of the last such publication or report will remain in effect until such time, if any, as the results of auctions of 91-day Treasury bills will again be so published or reported or such auction is held, as the case may be.

Unless otherwise specified in this Note, the 91-Day Treasury Bill Rate will be subject to a lock-in period of six Business Days prior to each Interest Payment Date. If the rate is subject to a lock-in period, the interest rate or other calculations in effect on the sixth Business Day prior to the Interest Payment Date will be the rate or other such calculation in effect for the remainder of such Interest Accrual Period.

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to 100% of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee at least ten (10) days prior to the proposed Redemption Date and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default occurs and is continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

7

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption, or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of the Notes, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer of, exchange for or substitution of this Note, whether or not notation of such consent or waiver is made upon this Note. In determining whether the Holders of the requisite principal amount of Notes have given, made or taken any action under the Indenture, the principal amount of any Note that is Original Issue Discount which is deemed to be outstanding will be the amount of the principal of such Note which would be due and payable if the maturity date of such Note had been accelerated to such date.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference in this Note to the Indenture and no provision of this Note or the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, prescribed in this Note.

As provided in the Indenture and subject to certain limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder of this Note or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations set forth in the Indenture, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner of this Note for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary.

9

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

10

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

                                                                                                                                                                                                      Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)

11

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.15 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED IN WHOLE, BUT NOT IN PART, ONLY TO A NOMINEE OF THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	$

No.	CUSIP

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                            , 20

(FLOATING RATE - CONSUMER PRICE INDEX-LINKED)

Original Issue Date: , 20	Reset Date(s):

Maturity Date: , 20	Interest Determination Date(s): *

Interest Rate Basis: Consumer Price Index Linked	Interest Payment Date(s):

Index Maturity: N/A	Interest Period(s): **

Spread: %	Interest Rate: ***

Original Issue Discount:	Initial Interest Rate: %

Redeemable On and After:	Minimum Interest Rate:

Redemption Price:	Maximum Interest Rate:

Optional Repayment Date(s):	Day Count Convention/Accrual Method:

Repayment Price	Calculation Agent:

*              Commencing on                          , 20     and thereafter, the first of each month during the term of the Notes

**           From and including the previous Reset Date (or Original Issue Date, in the case of the first Interest Period) to but excluding the current Reset Date (or Maturity Date, in the case of the last Interest Period)

***         The Interest Rate for the interest payment due on                            , 20     will be [ ]%; the Interest Rate will be reset for each subsequent interest payment and will be expressed as a percentage according to the following formula, but cannot be less than zero:

[(CPIt — CPIt-12)/CPIt-12] [plus][minus][*] Spread]

where:

•                    CPIt = Current Index Level of the non-seasonally adjusted U.S. City Average All Items Consumer Price Index (the “CPI”), published by the Bureau of Labor Statistics of the U.S. Department of Labor (“BLS”) and reported on Bloomberg CPURNSA, and

•                    CPIt-12 = the Index Level for the CPI 12 months prior to CPIt.

CPIt for each Reset Date is the CPI for the third calendar month prior to such Reset Date as published and reported in the second calendar month prior to such Reset Date.

SLM CORPORATION, a Delaware corporation formerly known as USA Education, Inc. (the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount shown above on the Maturity Date shown above, and interest on the principal amount shown above at the rate per annum equal to the Interest Rate shown above, until the principal of this Note is fully paid or duly made available for payment.

The Company will pay on each Interest Payment Date the interest, if any, then due and payable, and on the Maturity Date, provided if any Interest Payment Date, other than the Maturity Date, would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed until the next calendar day that is a Business Day. If the Maturity Date is a day that is not a Business Day, principal and interest will be paid on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, and no interest on such payment will accrue from or after the Maturity Date. “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions or trust companies in New York, New York are authorized or obligated by law, regulation or executive order to remain closed.

The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates referred to above, will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable. The “Regular Record Date” for each payment of interest is [the Business Day immediately preceding the Interest Payment Date or Maturity Date] [or] [the date specified in this Note]. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (as defined on the reverse of this Note), notice of which will be given to the Holder of this Note not less than ten days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The Company will pay interest at the applicable interest rate on overdue principal and, to the extent permitted by law, on overdue interest.

Payments of principal and interest will be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt, by check mailed to the address of the Person entitled thereto as such address appears in the Register for this Note, provided that so long as this Note is represented by a Global Security, each payment will be made by wire transfer of immediately available funds, if the Holder has provided the Trustee appropriate instructions for such payment.

The principal of this Note and interest due at maturity will be paid upon maturity by wire transfer of immediately available funds against presentation of this Note at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE OF THIS NOTE, WHICH FURTHER PROVISIONS FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE OF THIS NOTE.

This Note is governed by and will be construed in accordance with the laws of the State of New York.

Unless the certificate of authentication on this Note has been executed by JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, the Trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: [                                ]

SLM CORPORATION

By:

By:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signature

[Reverse of Note]

SLM CORPORATION

MEDIUM TERM NOTE, SERIES A

DUE                            , 20

(FLOATING RATE — CONSUMER PRICE INDEX-LINKED)

This Note is one of a duly authorized series of notes of the Company issued and to be issued under the Indenture, dated as of October 1, 2000 (the “Base Indenture”), between the Company and JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank and The Chase Manhattan Bank, as trustee, for the Medium Term Notes, Series A (the “Notes”) (the Base Indenture, as amended or supplemented from time to time, collectively the “Indenture”). Reference is made to the Indenture for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used and not otherwise defined in this Note have the meanings ascribed to them in the Indenture. The term “Company”, as used in this Note, includes any successor to the Company under the Indenture.

This Note is designated as a Medium Term Note — Series A due                       , 20   . The Interest Period for each Interest Payment Date begins on each Interest Payment Date and ends on the calendar day before the next Interest Payment Date, provided that the first Interest Period begins on                      , 20   and ends on                          , 20  , the calendar day before the first Interest Payment Date. The interest rate in effect during each Interest Period after the first will be the interest rate determined on the                Determination Date immediately preceding such Interest Period, provided that the interest rate in effect for the first Interest Period will be the Initial Interest Rate specified on the face hereof. All values used in the interest rate formula for the Notes will be rounded to the nearest fifth decimal place. All percentages resulting from any calculations of the interest rate will be rounded to the nearest third decimal place. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by applicable law.

[Commencing with the first Interest Determination Date, and thereafter on each succeeding Interest Determination Date, the rate at which interest on this Note is payable shall be adjusted. Each such adjusted rate shall be applicable to the Interest Period to which it relates.]

Subject to applicable law and except as specified herein, the rate of interest on this Note for each Interest Period after the first shall be expressed as a percentage according to the formula on the cover of this note.

CPIt for each Reset Date is the CPI for the third calendar month prior to such Reset Date as published and reported in the second calendar month prior to such Reset Date.

In calculating CPIt. and CPIt-12 the calculation agent will use the most recently available value of the CPI determined as described above on the applicable Reset Date, even if such value has been adjusted from a prior reported value for the relevant month. However, if a value of CPI that has been used by the calculation agent on any Reset Date to determine the interest rate on this Note (an “Initial CPI”) is subsequently revised by the BLS, the calculation agent will continue to use the Initial CPI, and the interest rate determined will not be revised.

If the CPI is rebased to a different year or period and the 1982-1984 CPI is no longer used, the base reference period for this Note will continue to be the 1982-1984 reference period as long as the 1982-1984 CPI continues to be published.

If, while this Note is outstanding, the CPI is discontinued or substantially altered, as determined in the sole discretion of the calculation agent, the applicable substitute index for this Note will be that chosen by the Secretary of the Treasury for the Department of Treasury’s Inflation-Linked Treasuries as described at 62 Federal Register 846-874 (January 6, 1997) or, if no such securities are outstanding, will be determined by the calculation agent in accordance with general market practice at the time.

The calculation agent on behalf of the Trustee will calculate the interest payable on this Note in accordance with the foregoing and will confirm in writing such calculation to the Company and the Paying Agent immediately after each determination. All determinations made by the calculation agent on behalf of the Trustee will be, in the absence of manifest error, conclusive for all purposes and binding on the Company and the Holders of the Notes. Unless otherwise set forth in this Note, the “calculation agent” will be the Company.

If no redemption right is specified in this Note, this Note may not be redeemed at the option of the Company prior to the Maturity Date. If a redemption right is specified in this Note, this Note may be redeemed at the option of the Company on any Business Day on and after the date, if any, specified on the face of this Note (each, a “Redemption Date”). [This Note may be redeemed on any Redemption Date in whole or in part in increments of $1,000 at a redemption price equal to [100%] of the principal amount to be redeemed (except if this Note is Original Issue Discount, as described below), together with interest on this Note payable to, but excluding, the applicable Redemption Date, on notice given by the Company to the Trustee and to the Holder of this Note at least five (5) days prior to the proposed Redemption Date.]

In the event of redemption or repayment of this Note in part only, a new Note or Notes of like tenor in the aggregate principal amount to and in exchange for the portion of this Note that is not redeemed or repaid will be issued in the name of the Holder of this Note upon its cancellation.

As described on the face of this Note, the entire principal amount of this Note (except if this Note is Original Issue Discount, as described below) will be due and payable on the Maturity Date, which amount includes accrued amortization of original issue discount, if any. If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in principal amount of all of the outstanding Notes, by notice to the Company and the Trustee, may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

If this Note is specified on the face of this Note to be Original Issue Discount, the amount of principal payable to the Holder of this Note in the event of redemption or acceleration of maturity will be such portion of the principal amount as may be specified, or determined as specified, in the terms of this Note, with the amount of interest payable equal to any unpaid interest accrued on this Note to, but not including, the Redemption Date, or date of acceleration of maturity, as applicable.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denomination as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
	(Cust)	(Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

Assignment

FOR VALUE RECEIVED, the undersigned
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

(Signature Guarantee)